Exhibit 99.1

                                     $221MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2004-1
                                    (Issuer)
                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                     UBS Warburg Real Estate Securities Inc.
                                  (Transferor)
                        Wells Fargo Bank Minnesota, N.A.
                                (Master Servicer)
                Mortgage Pass-Through Certificates, Series 2004-1

                  Initial Certificate
                       Principal                                                                                        Expected
                      Balance or                                                                                     Initial Rating
                    Notional Amount     Initial Pass-                          Initial W.A. Months to   W.A. Reset     of Offered
   Class                (1)(2)          Through Rate      Principal Types              Reset              Margin     Certificates(3)
------------      -------------------   -------------   --------------------   ----------------------   ----------   ---------------
  Offered
Certificates

Class 1-A-1          $[31,500,000]       [2.865]%(4)    Senior, Pass-Through              4              [1.625]%          AAA
Class 2-A-1          $[55,200,000]       [3.810]%(5)    Senior, Pass-Through             35              [1.750]%          AAA
Class 2-A-X          $         (6)       [1.975]%(7)    Senior, Notional IO             N/A              [0.947]%          AAA
Class 3-A-1          $[66,700,000]       [4.560]%(8)    Senior, Pass-Through             58              [1.750]%          AAA
Class 3-A-X          $         (6)       [1.248]%(9)    Senior, Notional IO             N/A              [0.906]%          AAA
Class 4-A-1          $[56,000,000]       [6.216]%(10)   Senior, Pass-Through             58              [2.449]%          AAA
Class A-R            $        100        [2.865]%(11)   Senior, Residual                N/A                N/A             AAA
Class B-1            $ [5,900,000]       [5.489]%(12)   Subordinate                      44              [2.481]%          AA
Class B-2            $ [2,700,000]       [5.489]%(12)   Subordinate                      44              [2.481]%           A
Class B-3            $ [1,750,000]       [5.489]%(12)   Subordinate                      44              [2.481]%          BBB

Non-Offered
Certificates

Class B-4            $ [1,450,000]       [5.489]%(12)    Subordinate                     44              [2.481]%          BB
Class B-5            $   [830,000]       [5.489]%(12)    Subordinate                     44              [2.481]%           B
Class B-6            $   [830,000]       [5.489]%(12)    Subordinate                     44              [2.481]%          NR

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------

(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) A description of the ratings of the offered certificates is set forth under the heading "Ratings" in the prospectus supplement.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(5) The pass-through rate for the Class 2-A-1 certificates for each distribution date through and including the distribution date in December 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.975386]%. The pass-through rate for the Class 2-A-1 certificates for each distribution date following the distribution date in December 2006 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.947]%.

(6) The Classes 2-A-X and 3-A-X certificates are interest-only certificates and will not be entitled to distributions in respect of principal and will bear interest on their respective notional amounts.

(7) The pass-through rate for the Class 2-A-X certificates for each distribution date through and including the distribution date in December 2006 will be a per annum rate equal to [1.975386]%. The pass-through rate for the Class 2-A-X certificates for each distribution date following the distribution date in December 2006 will be a per annum rate equal to [0.947]%.

(8) The pass-through rate for the Class 3-A-1 certificates for each distribution date through and including the distribution date in November 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [1.248679]%. The pass-through rate for the Class 3-A-1 certificates for each distribution date following the distribution date in November 2008 will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date), minus [0.906]%.

(9) The pass-through rate for the Class 3-A-X certificates for each distribution date through and including the distribution date in November 2008 will be a per annum rate equal to [1.248679]%. The pass-through rate for the Class 3-A-X certificates for each distribution date following the distribution date in November 2008 will be a per annum rate equal to [0.906]%.

(10) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The pass-through rate for the Class A-R certificates will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first group.

(12) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the business day immediately prior to that distribution date) of the net mortgage rates on the loans in each loan group.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

SUMMARY

Relevant Parties

      Issuer ....................   MASTR Adjustable Rate Mortgages Trust
                                    2004-1. The trust will be established under a pooling and servicing agreement among Mortgage Asset Securitization Transactions,
                                    Inc., as depositor, and JPMorgan Chase Bank, as trustee.

      Depositor .................   Mortgage Asset Securitization Transactions,
                                    Inc., a Delaware corporation. The
                                    depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The
                                    Depositor" in the prospectus.

      Master Servicer ...........   Wells Fargo Bank Minnesota, N.A., a national
                                    banking association. The master servicer's principal office is located at 9062 Old
                                    Annapolis Road, Columbia, Maryland 21045.
                                    See "The Master Servicer and the
                                    Servicers--The Master Servicer" in the
                                    prospectus supplement.

      Transferor ................   UBS Warburg Real Estate Securities Inc. The
                                    transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

      Trustee ...................   JPMorgan Chase Bank, a New York banking
                                    corporation. The trustee's principal office is 4 New York Plaza, 6th Floor, New York,
                                    New York 10004-2477. See "The Pooling and
                                    Servicing Agreement--The Trustee" in the prospectus supplement.

Relevant Dates

      Cut-Off Date ..............   January 1, 2004.

      Closing Date ..............   On or about January 29, 2004.

      Investor Settle Date ......   On or about January 30, 2004.

      Distribution Date .........   The 25th day of each month or, if that day
                                    is not a business day, the next business day, beginning in February 2004.

      Servicer Remittance Date ..   For each servicer the 18th day of each month
                                    (or, if that day is not a business day, the immediately following business day).

      Interest Accrual Period ...   For each class of certificates, the calendar
                                    month immediately prior to the month in
                                    which the relevant distribution date occurs.

Optional Termination ............   The master servicer may, at its option,
                                    repurchase all but not less than all of the loans in the trust on any distribution date on or after the first

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                    date on which the current aggregate
                                    scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement ..............   Credit enhancements may reduce the harm
                                    caused to holders of certificates by
                                    shortfalls in payments collected on the
                                    loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

                                    Subordination. The group 1, group 2, group
                                    3, and group 4 senior certificates will
                                    receive distributions of interest and
                                    principal, as applicable, before the
                                    subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on the group 1, group 2, group 3, and group 4 mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled Distribution
Date ............................   February 25, 2033

Collateral ......................   The Trust's main source of funds for making
                                    distributions on the certificates will be collections on four pools of closed-end, adjustable- rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status ......................   Elections will be made to treat the assets
                                    of the trust as three separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A- R certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class
                                    A-R certificates will be treated as the
                                    residual interests in each of the Upper-Tier
                                    REMIC, the Middle-Tier REMIC and the
                                    Lower-Tier REMIC.

ERISA Considerations ............   If you are a fiduciary of any retirement
                                    plan or other employee benefit arrangement subject to the Employee Retirement Income
                                    Security Act of 1974, as amended, or Section
                                    4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

2A1

Balance   $55,200,000   Delay                  24   WAC(1)                 6.044
Coupon         3.8100   Dated            1/1/2004   WAM(1)                   359
Settle      1/30/2004   First Payment   2/25/2004   Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 2 NWAC - 1.975386, ELSE GROUP 2 NWAC - .947

                               10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
               100-24           3.411           3.375           3.335           3.290           3.239
               100-25           3.398           3.361           3.319           3.273           3.221
               100-26           3.384           3.346           3.303           3.256           3.202
               100-27           3.371           3.332           3.288           3.238           3.184
               100-28           3.358           3.317           3.272           3.221           3.165
               100-29           3.344           3.303           3.256           3.204           3.146
               100-30           3.331           3.288           3.241           3.187           3.128
               100-31           3.318           3.274           3.225           3.170           3.109
               101-00           3.304           3.260           3.209           3.153           3.091
               101-01           3.291           3.245           3.194           3.136           3.072
               101-02           3.278           3.231           3.178           3.119           3.054
               101-03           3.264           3.216           3.163           3.102           3.035
               101-04           3.251           3.202           3.147           3.085           3.017
               101-05           3.238           3.188           3.131           3.068           2.998
               101-06           3.225           3.173           3.116           3.051           2.980
               101-07           3.211           3.159           3.100           3.034           2.961
               101-08           3.198           3.145           3.085           3.017           2.943
Spread @ Center Price              87              94             100             105             111
                  WAL            2.47            2.28            2.09            1.92            1.76
             Mod Durn           2.318           2.141           1.973           1.813           1.663
     Principal Window   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06
            LIBOR_6MO           1.236           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300           1.300

                               40 CPR          50 CPR          60 CPR          70 CPR
               100-24           3.120           2.966           2.763           2.472
               100-25           3.098           2.939           2.730           2.430
               100-26           3.075           2.912           2.696           2.388
               100-27           3.053           2.885           2.663           2.346
               100-28           3.031           2.858           2.630           2.304
               100-29           3.009           2.831           2.597           2.262
               100-30           2.986           2.804           2.564           2.220
               100-31           2.964           2.777           2.531           2.178
               101-00           2.942           2.750           2.498           2.136
               101-01           2.920           2.724           2.465           2.094
               101-02           2.898           2.697           2.432           2.052
               101-03           2.876           2.670           2.399           2.010
               101-04           2.853           2.643           2.366           1.968
               101-05           2.831           2.616           2.333           1.927
               101-06           2.809           2.589           2.300           1.885
               101-07           2.787           2.563           2.267           1.843
               101-08           2.765           2.536           2.234           1.802
Spread @ Center Price             116             115             105              79
                  WAL            1.46            1.20            0.97            0.76
             Mod Durn           1.391           1.148           0.934           0.737
     Principal Window   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Jul06
            LIBOR_6MO           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

2A1

Balance   $55,200,000   Delay                  24   WAC(1)                 6.044
Coupon         4.5600   Dated            1/1/2004   WAM(1)                   359
Settle      1/30/2004   First Payment   2/25/2004   Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 35, THEN GROUP 2 NWAC - 1.225386, ELSE GROUP 2 NWAC - .947

                               10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
               101-24           3.717           3.644           3.562           3.470           3.368
               101-25           3.703           3.629           3.546           3.453           3.349
               101-26           3.690           3.615           3.530           3.436           3.331
               101-27           3.677           3.600           3.515           3.419           3.312
               101-28           3.663           3.586           3.499           3.402           3.294
               101-29           3.650           3.571           3.483           3.385           3.275
               101-30           3.637           3.557           3.468           3.368           3.257
               101-31           3.624           3.543           3.452           3.351           3.238
               102-00           3.610           3.528           3.437           3.334           3.220
               102-01           3.597           3.514           3.421           3.317           3.201
               102-02           3.584           3.500           3.405           3.300           3.183
               102-03           3.570           3.485           3.390           3.283           3.164
               102-04           3.557           3.471           3.374           3.266           3.146
               102-05           3.544           3.456           3.359           3.249           3.128
               102-06           3.531           3.442           3.343           3.232           3.109
               102-07           3.517           3.428           3.328           3.216           3.091
               102-08           3.504           3.413           3.312           3.199           3.072
Spread @ Center Price             117             121             123             124             123
                  WAL            2.47            2.28            2.09            1.92            1.76
             Mod Durn           2.295           2.123           1.958           1.802           1.655
     Principal Window   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06
            LIBOR_6MO           1.236           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300           1.300

                               40 CPR          50 CPR          60 CPR          70 CPR
               101-24           3.125           2.813           2.402           1.814
               101-25           3.103           2.786           2.369           1.773
               101-26           3.081           2.759           2.337           1.731
               101-27           3.059           2.733           2.304           1.690
               101-28           3.037           2.706           2.271           1.649
               101-29           3.015           2.680           2.239           1.607
               101-30           2.993           2.653           2.206           1.566
               101-31           2.971           2.626           2.173           1.525
               102-00           2.949           2.600           2.141           1.484
               102-01           2.927           2.573           2.108           1.443
               102-02           2.905           2.547           2.076           1.401
               102-03           2.883           2.520           2.043           1.360
               102-04           2.861           2.494           2.011           1.319
               102-05           2.839           2.467           1.978           1.278
               102-06           2.817           2.441           1.946           1.237
               102-07           2.795           2.414           1.913           1.196
               102-08           2.773           2.388           1.881           1.155
Spread @ Center Price             117             100              70              14
                  WAL            1.46            1.20            0.97            0.76
             Mod Durn           1.387           1.149           0.937           0.741
     Principal Window   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Jul06
            LIBOR_6MO           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

2A1

Balance   $55,200,000   Delay                  24   WAC(1)                 6.044
Coupon         5.7854   Dated            1/1/2004   WAM(1)                   359
Settle      1/30/2004   First Payment   2/25/2004

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 35 MONTHS AND THE 5% CLEANUP CALL.

                               10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
              103-21+           4.087           3.943           3.783           3.603           3.404
              103-22+           4.073           3.929           3.767           3.587           3.386
              103-23+           4.060           3.914           3.752           3.570           3.368
              103-24+           4.047           3.900           3.736           3.553           3.350
              103-25+           4.034           3.886           3.721           3.536           3.331
              103-26+           4.020           3.872           3.705           3.519           3.313
              103-27+           4.007           3.857           3.690           3.503           3.295
              103-28+           3.994           3.843           3.674           3.486           3.277
              103-29+           3.981           3.829           3.659           3.469           3.258
              103-30+           3.967           3.814           3.643           3.452           3.240
              103-31+           3.954           3.800           3.628           3.436           3.222
              104-00+           3.941           3.786           3.613           3.419           3.204
              104-01+           3.928           3.772           3.597           3.402           3.186
              104-02+           3.915           3.757           3.582           3.385           3.167
              104-03+           3.901           3.743           3.566           3.369           3.149
              104-04+           3.888           3.729           3.551           3.352           3.131
              104-05+           3.875           3.715           3.535           3.335           3.113
Spread @ Center Price             154             151             145             137             127
                  WAL            2.47            2.28            2.09            1.92            1.76
             Mod Durn           2.262           2.096           1.937           1.787           1.645
     Principal Window   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06
            LIBOR_6MO           1.236           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300           1.300

                               40 CPR          50 CPR          60 CPR          70 CPR
              103-21+           2.933           2.327           1.534           0.399
              103-22+           2.911           2.301           1.502           0.359
              103-23+           2.889           2.275           1.470           0.319
              103-24+           2.867           2.249           1.438           0.279
              103-25+           2.846           2.223           1.406           0.239
              103-26+           2.824           2.197           1.375           0.200
              103-27+           2.802           2.171           1.343           0.160
              103-28+           2.781           2.145           1.311           0.120
              103-29+           2.759           2.119           1.279           0.080
              103-30+           2.738           2.093           1.248           0.040
              103-31+           2.716           2.067           1.216           0.000
              104-00+           2.694           2.041           1.185          -0.039
              104-01+           2.673           2.015           1.153          -0.079
              104-02+           2.651           1.989           1.121          -0.119
              104-03+           2.630           1.964           1.090          -0.159
              104-04+           2.608           1.938           1.058          -0.198
              104-05+           2.587           1.912           1.027          -0.238
Spread @ Center Price              98              52             -16            -126
                  WAL            1.46            1.20            0.97            0.76
             Mod Durn           1.385           1.153           0.945           0.752
     Principal Window   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Dec06   Feb04 - Jul06
            LIBOR_6MO           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

3A1

Balance   $66,700,000   Delay                  24   WAC(1)                 6.089
Coupon         4.5600   Dated            1/1/2004   WAM(1)                   358
Settle      1/30/2004   First Payment   2/25/2004   Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 3 NWAC - 1.248679, ELSE GROUP 3 NWAC - .906

                               10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
               100-24           4.288           4.245           4.198           4.145           4.084
               100-25           4.278           4.235           4.186           4.131           4.068
               100-26           4.269           4.224           4.174           4.117           4.053
               100-27           4.260           4.213           4.162           4.104           4.037
               100-28           4.250           4.203           4.150           4.090           4.022
               100-29           4.241           4.192           4.138           4.077           4.007
               100-30           4.232           4.181           4.126           4.063           3.991
               100-31           4.222           4.171           4.114           4.050           3.976
               101-00           4.213           4.160           4.102           4.036           3.961
               101-01           4.203           4.150           4.090           4.022           3.946
               101-02           4.194           4.139           4.078           4.009           3.930
               101-03           4.185           4.128           4.066           3.995           3.915
               101-04           4.175           4.118           4.054           3.982           3.900
               101-05           4.166           4.107           4.042           3.968           3.884
               101-06           4.157           4.097           4.030           3.955           3.869
               101-07           4.147           4.086           4.018           3.941           3.854
               101-08           4.138           4.075           4.006           3.928           3.839
Spread @ Center Price             118             131             144             158             169
                  WAL            3.69            3.23            2.84            2.50            2.20
             Mod Durn           3.291           2.906           2.573           2.278           2.015
     Principal Window   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08
            LIBOR_6MO           1.236           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300           1.300

                               40 CPR          50 CPR          60 CPR          70 CPR
               100-24           3.937           3.739           3.479           3.154
               100-25           3.917           3.714           3.446           3.112
               100-26           3.898           3.688           3.413           3.070
               100-27           3.878           3.663           3.380           3.027
               100-28           3.858           3.637           3.347           2.985
               100-29           3.839           3.612           3.314           2.943
               100-30           3.819           3.587           3.282           2.900
               100-31           3.800           3.562           3.249           2.858
               101-00           3.780           3.536           3.216           2.816
               101-01           3.761           3.511           3.183           2.774
               101-02           3.741           3.486           3.150           2.731
               101-03           3.722           3.460           3.118           2.689
               101-04           3.702           3.435           3.085           2.647
               101-05           3.683           3.410           3.052           2.605
               101-06           3.663           3.385           3.019           2.563
               101-07           3.644           3.360           2.987           2.521
               101-08           3.624           3.334           2.954           2.479
Spread @ Center Price             184             187             176             147
                  WAL            1.70            1.29            0.98            0.75
             Mod Durn           1.577           1.219           0.939           0.730
     Principal Window   Feb04 - Nov08   Feb04 - May08   Feb04 - May07   Feb04 - Jul06
            LIBOR_6MO           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

3A1

Balance   $66,700,000   Delay                  24   WAC(1)                 6.089
Coupon         5.2100   Dated            1/1/2004   WAM(1)                   358
Settle      1/30/2004   First Payment   2/25/2004   Target Reset Margin:   1.750

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.

FORMULA: IF CURRENT MONTH LESS THAN OR EQUAL TO 58, THEN GROUP 3 NWAC - .598679, ELSE GROUP 3 NWAC - .906

                               10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
               101-24           4.629           4.545           4.451           4.345           4.225
               101-25           4.620           4.534           4.439           4.332           4.209
               101-26           4.610           4.523           4.427           4.318           4.194
               101-27           4.601           4.513           4.415           4.305           4.179
               101-28           4.592           4.502           4.403           4.291           4.164
               101-29           4.582           4.491           4.391           4.277           4.148
               101-30           4.573           4.481           4.379           4.264           4.133
               101-31           4.563           4.470           4.367           4.251           4.118
               102-00           4.554           4.460           4.355           4.237           4.103
               102-01           4.545           4.449           4.343           4.224           4.087
               102-02           4.535           4.438           4.331           4.210           4.072
               102-03           4.526           4.428           4.319           4.197           4.057
               102-04           4.517           4.417           4.307           4.183           4.042
               102-05           4.507           4.407           4.295           4.170           4.027
               102-06           4.498           4.396           4.283           4.156           4.012
               102-07           4.488           4.385           4.271           4.143           3.996
               102-08           4.479           4.375           4.260           4.129           3.981
Spread @ Center Price             152             161             170             178             183
                  WAL            3.69            3.23            2.84            2.50            2.20
             Mod Durn           3.251           2.876           2.551           2.263           2.005
     Principal Window   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08
            LIBOR_6MO           1.236           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300           1.300

                               40 CPR          50 CPR          60 CPR          70 CPR
               101-24           3.936           3.546           3.035           2.397
               101-25           3.916           3.521           3.003           2.356
               101-26           3.897           3.496           2.970           2.314
               101-27           3.877           3.471           2.938           2.272
               101-28           3.858           3.446           2.905           2.231
               101-29           3.838           3.421           2.873           2.189
               101-30           3.819           3.396           2.840           2.148
               101-31           3.800           3.371           2.808           2.106
               102-00           3.780           3.346           2.776           2.065
               102-01           3.761           3.321           2.743           2.023
               102-02           3.742           3.296           2.711           1.982
               102-03           3.722           3.271           2.679           1.940
               102-04           3.703           3.246           2.647           1.899
               102-05           3.684           3.221           2.614           1.858
               102-06           3.664           3.196           2.582           1.816
               102-07           3.645           3.171           2.550           1.775
               102-08           3.626           3.146           2.518           1.734
Spread @ Center Price             184             168             132              72
                  WAL            1.70            1.29            0.98            0.75
             Mod Durn           1.576           1.222           0.944           0.736
     Principal Window   Feb04 - Nov08   Feb04 - May08   Feb04 - May07   Feb04 - Jul06
            LIBOR_6MO           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

3A1

Balance   $66,700,000   Delay                  24   WAC(1)                 6.089
Coupon         5.8086   Dated           12/1/2003   WAM(1)                   358
Settle      1/30/2004   First Payment   1/25/2004

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.

                               10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
               102-24           4.916           4.790           4.650           4.493           4.314
               102-25           4.907           4.779           4.639           4.480           4.299
               102-26           4.897           4.769           4.627           4.466           4.284
               102-27           4.888           4.758           4.615           4.453           4.269
               102-28           4.879           4.747           4.603           4.439           4.254
               102-29           4.869           4.737           4.591           4.426           4.238
               102-30           4.860           4.726           4.579           4.412           4.223
               102-31           4.850           4.716           4.567           4.399           4.208
               103-00           4.841           4.705           4.555           4.386           4.193
               103-01           4.832           4.694           4.543           4.372           4.178
               103-02           4.822           4.684           4.531           4.359           4.163
               103-03           4.813           4.673           4.519           4.345           4.148
               103-04           4.803           4.663           4.507           4.332           4.133
               103-05           4.794           4.652           4.495           4.319           4.118
               103-06           4.785           4.642           4.483           4.305           4.102
               103-07           4.775           4.631           4.472           4.292           4.087
               103-08           4.766           4.620           4.460           4.278           4.072
Spread @ Center Price             180             186             190             193             192
                  WAL            3.69            3.23            2.84            2.50            2.20
             Mod Durn           3.216           2.850           2.533           2.250           1.998
     Principal Window   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08
            LIBOR_6MO           1.236           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300           1.300

                               40 CPR          50 CPR          60 CPR          70 CPR
               102-24           3.886           3.309           2.553           1.611
               102-25           3.866           3.284           2.521           1.570
               102-26           3.847           3.259           2.489           1.529
               102-27           3.828           3.234           2.457           1.488
               102-28           3.809           3.210           2.425           1.447
               102-29           3.790           3.185           2.393           1.406
               102-30           3.770           3.160           2.362           1.365
               102-31           3.751           3.136           2.330           1.325
               103-00           3.732           3.111           2.298           1.284
               103-01           3.713           3.086           2.266           1.243
               103-02           3.694           3.062           2.234           1.203
               103-03           3.674           3.037           2.202           1.162
               103-04           3.655           3.013           2.171           1.121
               103-05           3.636           2.988           2.139           1.081
               103-06           3.617           2.963           2.107           1.040
               103-07           3.598           2.939           2.076           1.000
               103-08           3.579           2.914           2.044           0.959
Spread @ Center Price             179             145              85              -6
                  WAL            1.70            1.29            0.98            0.75
             Mod Durn           1.575           1.225           0.949           0.741
     Principal Window   Feb04 - Nov08   Feb04 - May08   Feb04 - May07   Feb04 - Jul06
            LIBOR_6MO           1.236           1.236           1.236           1.236
            LIBOR_IYR           1.520           1.520           1.520           1.520
              CMT_1YR           1.300           1.300           1.300           1.300

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

4A1

Balance   $37,500,000   Delay                  24   WAC(1)                 6.465
Coupon          6.215   Dated            1/1/2004   WAM(1)                   358
Settle      1/30/2004   First Payment   2/25/2004

RUN TO THE EARLIER OF THE WEIGHTED AVERAGE RESET IN 58 MONTHS AND THE 5% CLEANUP CALL.

                               10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
               103-23           4.998           4.832           4.648           4.441           4.206
               103-24           4.989           4.821           4.636           4.428           4.191
               103-25           4.979           4.810           4.624           4.414           4.176
               103-26           4.970           4.799           4.612           4.400           4.161
               103-27           4.960           4.789           4.600           4.387           4.146
               103-28           4.951           4.778           4.588           4.373           4.130
               103-29           4.941           4.767           4.576           4.360           4.115
               103-30           4.932           4.757           4.564           4.346           4.100
               103-31           4.922           4.746           4.552           4.333           4.085
               104-00           4.913           4.735           4.540           4.320           4.070
               104-01           4.903           4.724           4.528           4.306           4.055
               104-02           4.894           4.714           4.516           4.293           4.040
               104-03           4.884           4.703           4.504           4.279           4.024
               104-04           4.875           4.692           4.492           4.266           4.009
               104-05           4.865           4.682           4.480           4.252           3.994
               104-06           4.856           4.671           4.468           4.239           3.979
               104-07           4.846           4.660           4.456           4.225           3.964
Spread @ Center Price             191             192             192             190             183
                  WAL            3.63            3.18            2.80            2.47            2.17
             Mod Durn           3.149           2.797           2.491           2.219           1.975
     Principal Window   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08   Feb04 - Nov08
            LIBOR_6MO           1.236           1.236           1.236           1.236           1.236

                               40 CPR          50 CPR          60 CPR          70 CPR
               103-23           3.646           2.894           1.912           0.687
               103-24           3.627           2.870           1.880           0.647
               103-25           3.608           2.845           1.848           0.606
               103-26           3.589           2.820           1.817           0.566
               103-27           3.569           2.796           1.785           0.526
               103-28           3.550           2.771           1.754           0.485
               103-29           3.531           2.747           1.722           0.445
               103-30           3.512           2.722           1.691           0.405
               103-31           3.493           2.698           1.659           0.365
               104-00           3.474           2.673           1.628           0.325
               104-01           3.455           2.649           1.596           0.285
               104-02           3.435           2.625           1.565           0.245
               104-03           3.416           2.600           1.534           0.204
               104-04           3.397           2.576           1.502           0.164
               104-05           3.378           2.551           1.471           0.124
               104-06           3.359           2.527           1.439           0.084
               104-07           3.340           2.503           1.408           0.045
Spread @ Center Price             156             104              21             -98
                  WAL            1.68            1.28            0.98            0.75
             Mod Durn           1.564           1.222           0.950           0.745
     Principal Window   Feb04 - Nov08   Feb04 - May08   Feb04 - May07   Feb04 - Jul06
            LIBOR_6MO           1.236           1.236           1.236           1.236

UBS Securities LLC. This material has been prepared by UBS AG or an affiliate thereof (" UBS"). It has no regard to the specific investment objectives, financial situation or particular needs of any specific recipient. It is published solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or related financial instruments. No representation or warranty, either express or implied, is provided in relation to the accuracy, completeness or reliability of the information contained herein, except with respect to information concerning UBS AG, its subsidiaries and affiliates. Opinions expressed herein are subject to change without notice and may differ or be contrary to opinions expressed by other business areas or groups of UBS as a result of using different assumptions and criteria. UBS is under no obligation to update or keep the information current. The securities described herein may not be eligible for sale in all jurisdictions or to certain categories of investors. UBS, its directors, officers and employees (excluding the US broker- dealer unless specifically disclosed under required disclosures) or clients may have or have had interests or long or short positions in the securities or other financial instruments referred to herein, and may at any time make purchases and/ or sales in them as principal or agent. UBS (excluding the US broker- dealer unless specifically disclosed under Required Disclosures) may act or have acted as market- maker in the securities or other financial instruments discussed in this material. UBS may provide investment banking and other services to and/ or serve as directors of the companies referred to in this report. Neither UBS nor any of its affiliates, nor any of UBS' or any of its affiliates, directors, employees or agents accepts any liability for any loss or damage arising out of the use of all or any part of this report.

                         MARM 2003-7 Collateral Summary

        Pool             Group 1        Group 2        Group 3        Group 4         Total:
--------------------   -----------    -----------    -----------    -----------    ------------
   Total Balance       $32,613,926    $58,818,869    $74,713,657    $62,758,823    $228,905,275
    Avg Balance           $247,075       $490,157       $375,446       $174,816        $282,599
   WA Gross Rate             3.242%         6.043%         6.047%         6.465%          5.761%
    WA Net Rate              2.867%         5.789%         5.773%         6.215%          5.484%
      WA Roll                    4             35             58             58              44
  WA Gross Margin            2.011%         2.957%         2.922%         2.749%          2.754%
 WA First Rate Cap           0.000%         4.881%         4.890%         5.000%          4.923%
WA Periodic Rate Cap         0.000%         1.025%         1.210%         1.000%          1.088%
    WA Max Rate             13.652%        12.040%        11.135%        11.465%         11.816%
      WA FICO                  736            699            696            707             705
    WA Orig LTV              74.40%         77.82%         76.36%         78.50%          77.04%
        CA %                 33.26%         69.49%         62.49%         33.59%          52.20%
      Prepay %                0.00%         11.66%          4.51%          0.00%           4.47%
     Full Doc %              84.88%         15.44%         22.21%         25.69%          30.35%
        IO %                100.00%         80.83%         66.56%          0.00%          56.74%
    WA Rem Term                358            359            357            358             358

                              [LOGO] UBS Investment
                                         Bank
                        Collateral Stratification Report

                               MARM04_1 Aggregate
================================================================================

                                                                % of
                                     # of      Aggregate   Aggregate
Current Balance                     Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
<= $322,700.00                        541    $95,885,823       41.89     52.48      3.40     20.38     98.06
$322,700.01 - $450,000.00             134     51,155,653       22.35     27.52     30.10     31.13      1.94
$450,000.01 - $650,000.00             108     57,795,868       25.25     17.76     47.28     32.38      0.00
$650,000.01 - $850,000.00              11      8,144,115        3.56      2.24      9.18      2.69      0.00
$850,000.01 - $1,050,000.00            11     10,205,317        4.46      0.00      8.15      7.25      0.00
$1,050,000.01 - $1,250,000.00           4      4,388,500        1.92      0.00      1.90      4.38      0.00
$1,250,000.01 - $1,450,000.00           1      1,330,000        0.58      0.00      0.00      1.78      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum: $48,010.61
Maximum: $1,330,000.00
Average: $282,599.11

                                                                % of
                                     # of      Aggregate   Aggregate
Current Rate                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
2.501% - 2.750%                         9     $2,948,268        1.29      9.04      0.00      0.00      0.00
2.751% - 3.000%                         9      2,548,650        1.11      7.81      0.00      0.00      0.00
3.001% - 3.250%                        65     15,072,902        6.58     46.22      0.00      0.00      0.00
3.251% - 3.500%                        49     12,044,107        5.26     36.93      0.00      0.00      0.00
3.751% - 4.000%                         2      1,248,362        0.55      0.00      2.12      0.00      0.00
4.001% - 4.250%                         2        521,792        0.23      0.00      0.62      0.21      0.00
4.251% - 4.500%                         5      2,521,899        1.10      0.00      0.96      2.62      0.00
4.501% - 4.750%                        12      4,352,159        1.90      0.00      3.72      2.89      0.00
4.751% - 5.000%                        11      4,109,989        1.80      0.00      1.33      4.45      0.00
5.001% - 5.250%                        21      5,867,992        2.56      0.00      1.41      6.45      0.35
5.251% - 5.500%                        24      7,619,626        3.33      0.00      2.50      7.26      1.16
5.501% - 5.750%                        61     20,820,115        9.10      0.00     12.88     11.53      7.37
5.751% - 6.000%                        92     26,463,301       11.56      0.00     19.51      9.74     12.29
6.001% - 6.250%                       112     33,829,563       14.78      0.00     21.20     13.63     17.81
6.251% - 6.500%                       111     31,858,588       13.92      0.00     15.18     13.47     20.50
6.501% - 6.750%                        97     29,324,597       12.81      0.00     11.57     15.80     17.08
6.751% - 7.000%                        78     17,520,647        7.65      0.00      3.75      9.87     12.66
7.001% - 7.250%                        31      6,628,411        2.90      0.00      3.26      1.29      5.97
7.251% - 7.500%                        15      2,805,027        1.23      0.00      0.00      0.79      3.53
7.501% - 7.750%                         3        663,474        0.29      0.00      0.00      0.00      1.06
7.751% - 8.000%                         1        135,806        0.06      0.00      0.00      0.00      0.22
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum: 2.625%
Maximum: 7.875%
Weighted Average: 5.761%

                                                                % of
                                     # of      Aggregate   Aggregate
Index                               Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
1 YR CMT                               50    $12,967,476        5.66      0.00      1.45     16.22      0.00
1 YR LIBOR                              7      2,620,223        1.14      0.00      1.04      2.69      0.00
6 MO LIBOR                            753    213,317,576       93.19    100.00     97.52     81.09    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of      Aggregate   Aggregate
Months to Roll                      Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
2                                       2       $265,000        0.12      0.81      0.00      0.00      0.00
3                                      20      5,204,073        2.27     15.96      0.00      0.00      0.00
4                                      85     21,669,967        9.47     66.44      0.00      0.00      0.00
5                                      24      5,235,450        2.29     16.05      0.00      0.00      0.00
6                                       1        239,436        0.10      0.73      0.00      0.00      0.00
33                                      9      3,213,037        1.40      0.00      5.46      0.00      0.00
34                                     21      9,877,477        4.32      0.00     16.79      0.00      0.00
35                                     90     45,728,355       19.98      0.00     77.74      0.00      0.00
52                                      1        337,500        0.15      0.00      0.00      0.45      0.00
55                                      2        831,220        0.36      0.00      0.00      1.11      0.00
56                                     26     10,652,304        4.65      0.00      0.00     14.26      0.00
57                                     87     21,383,776        9.34      0.00      0.00     17.04     13.79
58                                    328     62,919,272       27.49      0.00      0.00     16.63     80.45
59                                    113     41,168,615       17.99      0.00      0.00     50.27      5.76
60                                      1        179,794        0.08      0.00      0.00      0.24      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum: 2
Maximum: 60
Weighted Average: 44

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\marm04_1\04-1 market.cas        Dec 15, 2003 12:05        Page 1  of  5

                              [LOGO] UBS Investment
                                         Bank
                        Collateral Stratification Report

                               MARM04_1 Aggregate
================================================================================

                                                                % of
                                     # of      Aggregate   Aggregate
Gross Margin                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
<= 2.000%                              81    $20,318,369        8.88     62.30      0.00      0.00      0.00
2.001% - 2.250%                        80     23,327,079       10.19     36.93      5.12     10.97      0.11
2.501% - 2.750%                       395     74,018,945       32.34      0.77      5.64     10.39     99.89
2.751% - 3.000%                       211     99,060,529       43.28      0.00     85.62     65.18      0.00
3.001% - 3.250%                        41     11,977,622        5.23      0.00      3.62     13.18      0.00
3.751% - 4.000%                         1         94,078        0.04      0.00      0.00      0.13      0.00
4.251% - 4.500%                         1        108,653        0.05      0.00      0.00      0.15      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum: 1.500%
Maximum: 4.500%
Weighted Average: 2.754%

                                                                % of
                                     # of      Aggregate   Aggregate
First Rate Cap                      Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
0.000%                                132    $32,613,926       14.25    100.00      0.00      0.00      0.00
2.000%                                 18      5,221,292        2.28      0.00      2.48      5.03      0.00
3.000%                                  4      1,493,684        0.65      0.00      2.54      0.00      0.00
5.000%                                647    186,625,703       81.53      0.00     93.90     91.87    100.00
5.625%                                  1        633,354        0.28      0.00      1.08      0.00      0.00
6.000%                                  6      1,703,279        0.74      0.00      0.00      2.28      0.00
6.875%                                  1        466,273        0.20      0.00      0.00      0.62      0.00
8.375%                                  1        147,766        0.06      0.00      0.00      0.20      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum: 0.000%
Maximum: 8.375%
Weighted Average: 4.221%

                                                                % of
                                     # of      Aggregate   Aggregate
Periodic Rate Cap                   Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
0.000%                                132    $32,613,926       14.25    100.00      0.00      0.00      0.00
1.000%                                616    179,115,372       78.25      0.00     97.52     78.97    100.00
2.000%                                 62     17,175,977        7.50      0.00      2.48     21.03      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum: 0.000%
Maximum: 2.000%
Weighted Average: 0.933%

                                                                % of
                                     # of      Aggregate   Aggregate
Maximum Rate                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
9.001% - 9.250%                         1       $159,336        0.07      0.00      0.00      0.21      0.00
9.251% - 9.500%                         3      1,490,342        0.65      0.00      0.00      1.99      0.00
9.501% - 9.750%                         5      1,840,120        0.80      0.00      0.00      2.46      0.00
9.751% - 10.000%                       10      3,719,532        1.62      0.00      2.12      3.31      0.00
10.001% - 10.250%                      16      4,068,915        1.78      0.00      0.62      4.66      0.35
10.251% - 10.500%                      21      6,345,635        2.77      0.00      0.96      6.77      1.16
10.501% - 10.750%                      48     14,587,355        6.37      0.00      3.72     10.40      7.37
10.751% - 11.000%                      69     15,269,347        6.67      0.00      1.69      8.78     12.29
11.001% - 11.250%                      96     23,519,659       10.27      0.00      1.41     15.41     17.81
11.251% - 11.500%                      97     25,234,446       11.02      0.00      2.50     14.59     20.50
11.501% - 11.750%                     103     31,265,147       13.66      0.00     12.88     17.36     17.08
11.751% - 12.000%                     164     44,206,893       19.31     49.23     19.15     11.97     12.66
12.001% - 12.250%                      49     17,184,048        7.51      0.00     21.20      1.29      5.97
12.251% - 12.500%                      34     11,734,717        5.13      0.00     15.18      0.79      3.53
12.501% - 12.750%                      17      7,467,724        3.26      0.00     11.57      0.00      1.06
12.751% - 13.000%                       5      2,339,450        1.02      0.00      3.75      0.00      0.22
13.001% - 13.250%                       4      1,915,800        0.84      0.00      3.26      0.00      0.00
14.501% - 14.750%                       3        885,908        0.39      2.72      0.00      0.00      0.00
14.751% - 15.000%                       4      1,560,600        0.68      4.79      0.00      0.00      0.00
15.001% - 15.250%                      33      7,705,045        3.37     23.63      0.00      0.00      0.00
15.251% - 15.500%                      28      6,405,257        2.80     19.64      0.00      0.00      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum: 9.250%
Maximum: 15.500%
Weighted Average: 11.816%

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\marm04_1\04-1 market.cas        Dec 15, 2003 12:05        Page 2  of  5

                              [LOGO] UBS Investment
                                         Bank
                        Collateral Stratification Report

                               MARM04_1 Aggregate
================================================================================

                                                                % of
                                     # of      Aggregate   Aggregate
FICO Scores                         Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Not Available 0                         3       $779,126        0.34      0.00      0.00      1.04      0.00
601 - 620                               5      1,337,213        0.58      0.00      0.00      1.47      0.38
621 - 640                              32     10,698,526        4.67      0.00      5.56      7.21      3.24
641 - 660                              85     28,383,893       12.40      5.59     18.86     13.47      8.60
661 - 680                             131     37,977,064       16.59      5.74     20.19     16.42     19.05
681 - 700                             120     33,563,071       14.66     11.88     11.34     15.80     17.86
701 - 720                             103     29,614,392       12.94      9.87     11.19     16.33     12.12
721 - 740                             114     27,531,480       12.03     15.36     10.11      9.03     15.66
741 - 760                              93     26,527,800       11.59     16.90      9.14     12.66      9.85
761 - 780                              80     20,737,015        9.06     22.64      8.10      3.84      9.11
781 - 800                              40     10,483,821        4.58     11.49      4.26      2.19      4.13
801 - 820                               4      1,271,873        0.56      0.54      1.22      0.51      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum (not less than 400): 604
Maximum: 809
Weighted Average: 705

                                                                % of
                                     # of      Aggregate   Aggregate
Loan To Value Ratio                 Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
<= 50.00%                              15     $3,735,061        1.63      3.84      1.18      1.99      0.48
50.01% - 55.00%                        10      2,312,488        1.01      1.13      0.00      1.28      1.58
55.01% - 60.00%                        18      4,999,769        2.18      5.25      0.86      2.96      0.91
60.01% - 65.00%                        18      6,709,128        2.93      7.01      2.79      2.99      0.87
65.01% - 70.00%                        57     18,533,322        8.10     13.82      9.30      7.76      4.39
70.01% - 75.00%                       115     38,343,196       16.75     16.49     19.82     20.85      9.12
75.01% - 80.00%                       499    132,841,920       58.03     37.21     52.21     56.15     76.55
80.01% - 85.00%                        12      3,643,562        1.59      4.66      2.83      0.48      0.17
85.01% - 90.00%                        43     12,823,670        5.60      5.43      9.21      4.00      4.21
90.01% - 95.00%                        23      4,963,159        2.17      5.16      1.80      1.52      1.73
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum: 29.29
Maximum: 95.00
Weighted Average: 77.04

                                                                % of
                                     # of      Aggregate   Aggregate
Amortization                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Interest Only                         342   $129,883,426       56.74    100.00     80.83     66.56      0.00
Fully Amortizing                      468     99,021,849       43.26      0.00     19.17     33.44    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of      Aggregate   Aggregate
Top 5 States                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
California                            316   $119,487,563       52.20     33.26     69.49     62.49     33.59
Colorado                               70     14,441,375        6.31     15.61      0.64      2.37     11.48
Arizona                                83     13,462,309        5.88     22.27      0.00      0.83      8.89
New York                               27      9,491,849        4.15      1.59      4.71      5.59      3.23
Florida                                27      6,540,767        2.86      2.27      2.61      4.37      1.60
Other                                 287     65,481,413       28.61     25.00     22.55     24.35     41.22
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of      Aggregate   Aggregate
Prepay Original Term                Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
0                                     793   $218,675,882       95.53    100.00     88.34     95.49    100.00
3                                       1        461,250        0.20      0.00      0.78      0.00      0.00
36                                     16      9,768,143        4.27      0.00     10.87      4.51      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of      Aggregate   Aggregate
Document Type                       Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
No Doc                                 20     $7,214,839        3.15      0.00      5.54      2.85      2.91
No Ratio                                2        798,750        0.35      0.00      0.78      0.45      0.00
Stated Doc                             12      3,910,355        1.71      0.00      0.97      4.47      0.00
Stated Income Full Asset               40     10,693,483        4.67      0.00      1.40     13.21      0.00
Full                                  279     69,478,791       30.35     84.88     15.44     22.21     25.69
Reduced                               457    136,809,059       59.77     15.12     75.86     56.82     71.40
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\marm04_1\04-1 market.cas        Dec 15, 2003 12:05        Page 3  of  5

                              [LOGO] UBS Investment
                                         Bank
                        Collateral Stratification Report

                               MARM04_1 Aggregate
================================================================================

                                                                % of
                                     # of      Aggregate   Aggregate
Loan Purpose                        Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Purchase                              455   $119,865,310       52.36     41.36     53.35     45.38     65.47
Cash Out Refinance                    193     66,045,034       28.85     18.47     30.40     40.43     19.01
Rate/Term Refinance                   162     42,994,931       18.78     40.16     16.25     14.19     15.51
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of      Aggregate   Aggregate
Owner Occupancy Status              Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Investor                              364    $81,046,359       35.41      0.00     32.06     23.55     71.06
Primary                               426    143,629,679       62.75     95.91     67.16     74.50     27.39
Secondary                              20      4,229,237        1.85      4.09      0.78      1.95      1.55
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of      Aggregate   Aggregate
Property Type                       Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Coop                                    1       $195,323        0.09      0.00      0.00      0.26      0.00
Other                                   1        151,863        0.07      0.00      0.00      0.20      0.00
Townhouse                               2        494,860        0.22      0.00      0.00      0.66      0.00
Condominium                            69     16,411,796        7.17      4.30      4.77      7.30     10.75
PUD                                   164     41,762,044       18.24     39.67     13.31     14.32     16.40
Single Family                         470    135,366,119       59.14     56.04     64.57     61.85     52.42
Two- to Four Family                   103     34,523,270       15.08      0.00     17.35     15.39     20.43
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

                                                                % of
                                     # of      Aggregate   Aggregate
Stated Remaining Term to Maturity   Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
176                                     1       $374,566        0.16      0.00      0.00      0.50      0.00
352                                     2        558,500        0.24      0.68      0.00      0.45      0.00
354                                     1        239,436        0.10      0.73      0.00      0.00      0.00
355                                     2        831,220        0.36      0.00      0.00      1.11      0.00
356                                    27     10,542,738        4.61      0.81      0.00     13.76      0.00
357                                   116     29,800,886       13.02     15.96      5.46     17.04     13.79
358                                   433     94,245,716       41.17     65.77     16.79     16.63     80.45
359                                   227     92,132,420       40.25     16.05     77.74     50.27      5.76
360                                     1        179,794        0.08      0.00      0.00      0.24      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Minimum: 176
Maximum: 360
Weighted Average: 358

                                                                % of
                                     # of      Aggregate   Aggregate
Servicer                            Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Alliance Mortgage                      15     $3,760,257        1.64      0.00      0.00      5.03      0.00
Cendant                                30      6,967,885        3.04      0.00      0.00      9.33      0.00
Cenlar                                 10      4,146,757        1.81      0.00      2.48      3.59      0.00
Countrywide Home Loans                132     32,613,926       14.25    100.00      0.00      0.00      0.00
Downey                                 20      8,890,091        3.88      0.00      8.28      5.38      0.00
GMAC Mortgage                          27      9,581,215        4.19      0.00      3.62      9.98      0.00
Greenpoint                            576    162,945,144       71.18      0.00     85.62     66.69    100.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\marm04_1\04-1 market.cas        Dec 15, 2003 12:05        Page 4  of  5

                              [LOGO] UBS Investment
                                         Bank
                        Collateral Stratification Report

                               MARM04_1 Aggregate
================================================================================

                                                                % of
                                     # of      Aggregate   Aggregate
Originator                          Loans        Balance     Balance   Group 1   Group 2   Group 3   Group 4
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Alliance Mortgage Company              15     $3,760,257        1.64      0.00      0.00      5.03      0.00
Cendant Mortgage                       30      6,967,885        3.04      0.00      0.00      9.33      0.00
Countrywide Home Loans                132     32,613,926       14.25    100.00      0.00      0.00      0.00
Downey Savings                         20      8,890,091        3.88      0.00      8.28      5.38      0.00
First Financial                         1        207,575        0.09      0.00      0.35      0.00      0.00
First Saving                           13      4,910,754        2.15      0.00      1.08      5.73      0.00
Flick                                   1        115,000        0.05      0.00      0.00      0.15      0.00
Greenpoint Mortgage Corporation       576    162,945,144       71.18      0.00     85.62     66.69    100.00
Integrity Home Funding                  1        411,609        0.18      0.00      0.70      0.00      0.00
JLM                                     1        413,250        0.18      0.00      0.70      0.00      0.00
Luxury Mortgage                         1        900,000        0.39      0.00      0.00      1.20      0.00
Mega Capital                            1        205,537        0.09      0.00      0.00      0.28      0.00
Nexstar                                10      4,146,757        1.81      0.00      2.48      3.59      0.00
Provident Bank                          7      1,956,241        0.85      0.00      0.00      2.62      0.00
Rainland Mortgage Co.                   1        461,250        0.20      0.00      0.78      0.00      0.00
---------------------------------   -----   ------------   ---------   -------   -------   -------   -------
Total:                                810   $228,905,275      100.00    100.00    100.00    100.00    100.00

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be supe by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

I:\Deals\marm04_1\04-1 market.cas        Dec 15, 2003 12:05        Page 5  of  5